   As filed with the Securities and Exchange Commission on October 15, 1998
                                                    Registration Nos. 33-11371
                                                                      811-4982
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ===============

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   Pre-Effective Amendment No. _________    [_]
                    Post-Effective Amendment No.    36      [X]
                                                 -------
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940       [_]
                          Amendment No.     38              [X]
                                        ----------
                       (Check appropriate box or boxes)

                                ===============

                             HEARTLAND GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

                790 NORTH MILWAUKEE STREET
                   MILWAUKEE, WISCONSIN                       53202
         (Address of Principal Executive Offices)           (Zip Code)

       Registrant's Telephone Number, including Area Code (414) 347-7777

           JILAINE HUMMEL BAUER, Vice President and General Counsel
                          790 NORTH MILWAUKEE STREET
                          MILWAUKEE, WISCONSIN 53202
                    (Name and Address of Agent for Service)

                                   Copy to:
                           CONRAD G. GOODKIND, ESQ.
                                Quarles & Brady
                           411 East Wisconsin Avenue
                              Milwaukee, WI 53202

         It is proposed that this filing will become effective (check appropriate box):
               [_] immediately upon filing pursuant to paragraph (b)
               [_] on (date) pursuant to paragraph (b)
               [_] 60 days after filing pursuant to paragraph (a)(1)
               [_] on (date) pursuant to paragraph (a)(1)
               [X] 75 days after filing pursuant to paragraph (a)(2)
               [_] on (date) pursuant to paragraph (a)(2) of rule 485

         If appropriate, check the following box:
               [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                ===============

                             HEARTLAND GROUP, INC.
                                   FORM N-1A
                             CROSS-REFERENCE SHEET
                      TO POST-EFFECTIVE AMENDMENT NO. 36
                   _________________________________________

                       HEARTLAND TAXABLE MUNICIPAL FUND

Form N-1A
 Item No.                                             Prospectus Heading
 --------                                             ------------------

        PART A

1.   Front and Back Cover Pages ...................   Front and Back Cover Pages

2.   Risk/Return Summary: Investments, Risks, and
     Performance ..................................   Fund Highlights

3.   Risk/Return Summary: Fee Table ...............   Fund Highlights

4.   Investment Objectives, Principal Investment
     Strategies, and Related Risks ................   Investment Objectives and
                                                      Policies; Principal
                                                      Investments and Investment
                                                      Strategies

5.   Management's Discussion of Fund Performance ..   Not applicable

6.   Management, Organization, and Capital
     Structure ....................................   Management of the Fund

7.   Shareholder Information ......................   How to Invest; Shareholder
                                                      Information and Reporting

8.   Distribution Arrangements ....................   Fund Highlights

9.   Financial Highlights Information .............   Not applicable


        PART B

10.  Cover Page and Table of Contents.........      Cover Page

11.  Fund History.............................      Description of Shares

12.  Description of the Fund and Its
     Investments and Risks....................      Investment Objective and
                                                    Policies; Types and
                                                    Securities; Investment
                                                    Restrictions

13.  Management of the Fund...................      Management

14.  Control Persons and Principal
     Holders of Securities....................      Control Persons and
                                                    Principal Holders of
                                                    Securities
15.  Investment Advisory and
     Other Services...........................      Investment Advisory and
                                                    Other Services

16.  Brokerage Allocation and Other Practices.      Portfolio Transactions

17.  Capital Stock and Other
     Securities...............................      Description of Shares

18.  Purchase, Redemption and
     Pricing of Shares........................      Distribution of Shares;
                                                    Purchases and Sales

19.  Taxation of the Fund.....................      Additional Income Tax
                                                    Considerations

20.  Underwriters.............................      Distribution of Shares

21.  Calculation of Performance
     Data.....................................      Performance Information

22.  Financial Statements.....................      Not applicable

                                   HEARTLAND
                             TAXABLE MUNICIPAL FUND

                                   Prospectus
                               December __, 1998



This Fund seeks a high level of current income with a low degree of share price fluctuation. It invests primarily in short and intermediate term taxable municipal obligations of medium and lower quality, and maintains an average portfolio duration of three years or less. The Fund is managed using Heartland Advisors' Municipal Ten-Point Value Investment Grid , a strict investment discipline designed to identify value. The Fund offers investors an attractive investment opportunity combined with active risk management. The Fund is 100% no-load. Investors pay no sales fees or charges to purchase, redeem, or exchange their shares.



The Securities and Exchange Commission has not approved the shares of this or any other mutual fund, nor determined whether this or any other prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                      (logo)Heartland Investment Advisors
                      -----------------------------------
                          AMERICA'S VALUE INVESTOR(R)

                             SUBJECT TO COMPLETION

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                               TABLE OF CONTENTS

FRONT COVER--------------------------------------------------------------------1

FUND HIGHLIGHTS
     Investment Goal-----------------------------------------------------------3
     Principal Investment Strategies-------------------------------------------3
     Principal Investment Risks------------------------------------------------4
     Who Should Consider Investing?--------------------------------------------6
     Fund Performance----------------------------------------------------------6
     Fund Expenses-------------------------------------------------------------7

MANAGEMENT OF THE FUND
     Heartland Group-----------------------------------------------------------8
     Heartland Advisors--------------------------------------------------------8

INVESTMENT OBJECTIVE AND POLICIES
     General------------------------------------------------------------------10
     Credit Quality-----------------------------------------------------------10
     Temporary Positions------------------------------------------------------11

PRINCIPAL INVESTMENTS AND INVESTMENT STRATEGIES
     Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM)--------11
     Municipal Obligations----------------------------------------------------12
     Other Investments and Investment Strategies------------------------------13

HOW TO INVEST
     Purchasing Shares--------------------------------------------------------15
     Redeeming Shares---------------------------------------------------------17
     Exchanging Shares--------------------------------------------------------19
     Share Prices-------------------------------------------------------------20

SHAREHOLDER INFORMATION AND REPORTING
     Investment Reports-------------------------------------------------------21
     Dividends and Capital Gain Distributions---------------------------------21
     Taxes--------------------------------------------------------------------21

BACK COVER--------------------------------------------------------------------23

FUND HIGHLIGHTS

Investment Goals

The Fund seeks a high level of current income with a low degree of share price fluctuation.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of taxable medium and lower quality obligations issued by municipalities ("Municipal Obligations"), and maintains an average portfolio duration of three years or less.

Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM). The Fund's investments are selected using Heartland Advisors' Municipal Ten-Point Value Investment Grid, a set of strict value criteria:

 .  Essential Service
 .  Financial Soundness
 .  Strong Competitive Position
 .  High Debt Service Coverage
 .  Experienced Management
 .  A Financial Stake by Management
 .  Strong Legal Covenants
 .  High Yield vs. U.S. Treasuries
 .  Catalyst for Change
 .  Willingness to Pay Debt Obligations

Duration Management. The Fund's share price is affected by changes in the value of bonds held in its portfolio. In general, when interest rates rise, a bond's value falls, and when interest rates fall, a bond's value rises. Duration measures the approximate price sensitivity of a bond, or bond mutual fund, to a one percent (1%) rise or fall in interest rates. For example, all else being equal, if interest rates rise by 1%, a bond fund with a 3-year duration would expect its share price to decline by about 3%; conversely, if interest rates fall by 1% the fund would expect to see about a 3% rise in price. When a change in direction of, or degree of movement in interest rates is anticipated, the Fund will shorten or lengthen its duration to help minimize share price fluctuation.

Taxable Municipal Obligations. Most Municipal Obligations offer income free from federal income tax. However, another type of Municipal Obligation is subject to federal income tax for a variety of reasons. These Municipal Obligations do not qualify for the federal tax exemption because (i) they did not receive the necessary authorization for tax-exempt treatment from state or local governmental authorities, (ii) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing, or
(iii) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Taxable Municipal Obligations may offer yields comparable to those of corporate debt obligations. However, they also may have less credit risk than corporate debt obligations because of stronger legal covenants and lower risk of default.

Concentration. The Fund may invest 25% or more of its net assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These could include, for example, projects involving community development, education, health care, hospitals, retirement, single family or multi-family housing, redevelopment, transportation, or various types of utilities. The Fund also may invest 25% or more of its net assets in Municipal Obligations whose issuers or projects financed are located in the same state or other geographic region.

Other Investment Strategies. The Fund may invest in other debt and equity securities, including convertible securities, and use other investment strategies consistent with the objectives, policies, and overall risk profile described in this prospectus. It may, for example, use options, futures, and options on futures to protect against exposure to interest rate changes (i.e., duration management). It also may use these instruments to protect against anticipated declines in the market value of portfolio securities or increases in the market value of securities it intends to acquire. Finally, the Fund may use these instruments to invest in permitted asset classes more efficiently, expeditiously and at lower cost than is believed possible by direct investment in the underlying securities.

Principal Investment Risks

As with any mutual fund, the Fund cannot guarantee that it will achieve its investment goals. Like investing in most mutual funds that invest primarily in medium and lower quality debt obligations, investing in the Fund involves the following risks:

Credit Risk. Credit risk is the possibility that the municipality or other legal entity ("municipality") issuing a security, or its guarantor, will not be able to make timely principal and interest payments on its obligations. Although credit ratings issued by credit rating agencies are designed to evaluate these risks, such ratings are not always accurate. Even if the ratings are accurate when made, the rating agencies may not always make timely changes in a rating in response to changes in the economy or in the condition of the issuer that could affect the likelihood of timely repayment of the Municipal Obligation. Many debt obligations and, in particular, higher yield debt obligations, are unrated. As a result, Heartland Advisors uses credit ratings only as a preliminary indicator of investment quality, relying on its own proprietary credit research and analysis of Municipal Obligations and continually monitoring portfolio securities to determine whether credit quality has changed.

Market Risk. Market risk is the possibility that the value of the Fund's portfolio securities will decline due to (a) an increase in interest rates, (b) adverse changes in supply and demand for debt obligations because of market, sector, industry or political factors, or (c) the unavailability or inaccuracy of key information about a particular security or market.

"High Yield" Risk. "High yield" risk is a characteristic of medium and lower quality debt obligations. These obligations offer higher yields, but greater investment risk than higher quality securities with similar maturities. These securities sometimes may be referred to as "junk bonds" and are rated below investment grade, or determined by Heartland Advisors to be of comparable quality if unrated. In general, these securities are considered to be more speculative with respect to the issuer's capacity to pay interest and repay principal, and involve greater risk of issuer default or bankruptcy. Avoiding this type of risk will depend more on Heartland Advisors' credit analysis than would be the case for investment in higher quality securities. High yield debt obligations also may be more susceptible to real or perceived adverse economic conditions or political developments. Any reduction in the value of a portfolio security as a result of one or more of these factors could adversely affect the Fund's share price.

Investing in lower quality and defaulted securities also may lead to additional expense if the Fund is required to seek recovery of principal and interest payments, and the Fund's right to payment may rank behind those of other creditors of the issuer. Because secondary trading in high yield bonds may be less active than secondary trading in higher quality securities, the Fund could experience difficulty in disposing of portfolio securities. Thin trading in markets for debt obligations might make it more difficult to value portfolio securities because of the lack of objective pricing data provided by actively traded markets. As a result, the valuation process may require greater subjective judgment.

Concentration risk. Concentration risk is the risk that the Fund may invest more than 25% of its net assets in Municipal Obligations that are related in such a way that an economic, business or political development affecting one security could also not only affect other portfolio securities, but also overall Fund performance.

Hedging risk. Hedging risk is the risk that changes in the value of a hedging instrument will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves, or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they also can reduce or eliminate portfolio gains.

An investment in the Fund is not a deposit of any bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. The Fund's share price will fluctuate.

Who Should Consider Investing?

The Fund is designed for investors who seek higher income than that generally available from higher quality taxable Municipal Obligations, and who are willing to accept the higher risk of loss and principal fluctuation associated with medium and lower quality taxable Municipal Obligations. Because the Fund seeks to minimize share price fluctuation by maintaining a short portfolio duration, the Fund may be appropriate for short-term investment needs. However, the Fund's share price will fluctuate. The Fund is not an appropriate investment for those whose primary objective is absolute principal stability.

     .  The Fund may be appropriate as part of your investment portfolio if:

     . You are interested in a value-based approach to fixed income investing that uses duration to help limit share price volatility associated with interest rate risk.

     . You are looking for a high yield taxable fixed income alternative to balance your investment portfolio.

     . You are investing through an Individual Retirement Account, 401(k) or other retirement plan for which Municipal Obligations free from federal income tax would not be appropriate.

     . You believe high yield Municipal Obligations can offer superior credit quality, higher yield potential and greater price stability compared to high yield corporate bonds.

Fund Performance

All mutual funds use the same formulas to calculate yields and total returns. As with all mutual funds, the Fund's yield and total return will fluctuate. Past performance is no guarantee of future results. Performance information will be available beginning after the end of the calendar quarter in which the Fund begins operations, and may be obtained by calling 1-800-432-7856.

     Yield.  Yield is annualized net income of the Fund during a specified
     period as a percentage of the Fund's share price.   Like other non-money
     market mutual funds, the Fund is required to state its yield in terms of a 30-day period.

     Total Return. Total return measures the change in the share price of the Fund over a given period. Because it assumes the reinvestment of all dividend income and capital gain distributions, it includes the effect of compounding. Cumulative return is the Fund's actual return for a given period, but it does not indicate how much return has fluctuated during the period. Average annual return is always hypothetical, and represents what constant year-by-year return would have produced the Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a particular period produces the Fund's cumulative return.

Fund Expenses.

This summary describes the fees and expenses you would pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses. (fees you pay directly)

Because the Fund is a no-load fund, you pay no fees or sales charges when you buy or sell shares. However, the Fund's transfer agent does charge a fee (currently $12.00) when you have redemption proceeds paid to you by wire transfer. To defray account maintenance expenses, and subject to the approval of the Heartland Board of Directors and advance notice to you, the Fund reserves the right to charge you an annual fee if your account balance falls below a specified minimum. To defray certain transaction expenses and facilitate portfolio management, upon 90 days' advance written notice to you, the Fund reserves the right to charge you an early redemption fee of 1% of the proceeds of shares redeemed or exchanged that are held for less than 90 days.

Annual Fund Operating Expenses. (These are expenses that are deducted from Fund assets and reflected in the Fund's share price.)/1/

Management and administrative fees          0.60%
Rule 12b-1 fees                             0.25%
Other expenses2                             0.40%
Total annual operating expenses             1.25 %
Fee waiver and/or expense reimbursement    (0.30%)
                                           ------
Net  accrued operating expenses             0.95%

Example of Effect of Fund Operating Expenses. (This example illustrates the cost of investing in the Fund compared to the cost of investing in other mutual funds. It uses the

---------------------
/1/ Heartland Advisors has undertaken to waive fees paid to it by the Fund and/or pay the Fund's other expenses so as to limit total annual ordinary operating expenses to 0.95% through April 30, 2000. After that date, fee waivers and undertakings to pay other Fund expenses may be terminated or revised at any time. Absent these limitations, other expenses and total operating expenses for the Fund's fiscal year ended December 31, 1999 are expected to be 0.40% and 1.25%, respectively.
/2/ "Other expenses" include transfer agency and custodial expenses as well as costs to provide shareholders with prospectuses, financial reports and account statements. Because the Fund has no operating history, these expenses are based on estimates for the current fiscal year.

same hypothetical assumptions required by regulations of the Securities and Exchange Commission ("SEC") that other funds use in their prospectuses, including (a) a $10,000 initial investment, (b) a 5% annual return, (c) constant operating expenses during the period and (d) the redemption of all shares at the end of the stated period. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Fund may be higher or lower.)

                                 EXPENSE TABLE
                                 -------------

                                  1 year                 3 years
                                  ------                 -------
Taxable Municipal Fund             $127                    $397

MANAGEMENT OF THE FUND

Heartland Group

The Fund is a mutual fund portfolio series of Heartland Group, Inc. ("Heartland"). The shares of the Fund offered by this prospectus are the "no-load" class. No other classes of shares have been authorized at this time.

Heartland is governed by a Board of Directors that oversees its business affairs. The Board meets regularly to review the Fund's investments, performance and expenses. It elects the officers of Heartland and hires the Fund's service providers, including the Fund's investment advisor. As a matter of policy, Heartland requires that a majority of its Board members must be independent of the Fund's investment advisor.

Heartland Advisors

Founded in 1982 by William J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor(TM) ("Heartland Advisors"), is an independent firm owned by its employees. It manages the Fund's investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also distributes the Fund's shares and provides administrative and accounting
services to the Fund and shareholder services to the Fund's investors.   In
addition to managing the Heartland family of nine equity and fixed income mutual funds, Heartland Advisors provides investment advisory and brokerage services to individuals, institutions and retirement plans. Its principal offices are located at, and its mailing address is, 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

Portfolio Managers. Thomas J. Conlin and Greg D. Winston, co-managers of the Fund, are responsible for the day-to-day management of the Fund's portfolio, and make all decisions with respect to the purchase and sale of portfolio securities. However, in making decisions with respect to investments other than Municipal Obligations, the co-managers will consult with Heartland Advisors' Director of Fixed Income, Patrick J. Retzer. Messrs. Conlin and Winston are both Chartered Financial Analysts, and Vice Presidents and principals of Heartland Advisors, which they joined in August 1996. They have been managing municipal investments since 1978 and 1988, respectively.
Mr. Retzer joined Heartland Advisors in 1987 and has been managing investments since 1988. He is a Senior Vice President, director and principal of the firm. He has been a Director of Heartland since 1993.

Management Fee and Expense Limitation. For Heartland Advisors' investment management services, the Fund pays an annual fee, accrued daily and paid monthly, computed as a percentage of the Fund's average net assets. The total annual fee of 0.60 of 1% of average net assets has two parts - a portfolio management fee in the amount of 0.45 of 1% of average net assets and an administrative fee in the amount of 0.15 of 1% of average net assets.

Through April 30, 2000, Heartland Advisors has agreed to waive fees paid to it by the Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed 0.95 of 1% of average net assets. After such time, Heartland Advisors may continue, modify, or discontinue these waivers and/or reimbursements. Any waiver of fees or reimbursement of expenses is made on an annual basis. If any fees are owed to Heartland Advisors, Heartland Advisors may pay Fund expenses indirectly by reducing the amount of such fees owed to it by the Fund. Waivers and reimbursements have the effect of lowering the Fund's overall expense ratio and increasing the Fund's overall return to investors.

If the Fund's operating expenses fall below the expense limitation, the Fund will begin repaying Heartland Advisors for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid Heartland Advisors for the entire amount or such three-year period expires.

Year 2000 Readiness. Many computer systems use two digits rather than four to identify the year in a date. These systems, if not modified, will not correctly handle the change from "99" to "00" on January 1, 2000, causing them to be unable to accurately perform certain functions ("Year 2000 processing"). This problem affects virtually all companies and organizations, and, among other things, could have a negative impact on the handling of securities trades, payments of interest and dividends, and the pricing of and accounting for securities portfolios.

Heartland Advisors has taken steps to help assure that its major computer systems are capable of handling Year 2000 processing. It is also assessing the readiness of the Fund's custodian and transfer and dividend disbursing agent and other third parties performing major Year 2000 processing services for the Fund and Heartland Advisors. Although Heartland Advisors expects all major Fund computer systems to be ready in time, the Fund could be adversely affected if Year 2000 processing systems are not properly modified in a timely manner.

Issuers of Municipal Obligations and other securities or instruments in which the Fund may invest could be affected by the Year 2000 processing issue, as could the service providers who administer the payment of principal and interest on Municipal Obligations owned by bondholders, such as the Fund. At this time, the degree of impact on the Fund cannot be predicted. To the extent a portfolio holding is adversely affected by a Year 2000 processing issue, the Fund's return could be adversely affected.

INVESTMENT OBJECTIVE AND POLICIES

General

The Fund seeks a high level of current income with a low degree of share price fluctuation. This investment goal may be changed by the Fund's Board of Directors upon notice to shareholders, but without shareholder approval.

Under normal market conditions, the Fund invests at least 65% of net assets in taxable Municipal Obligations. Consistent with its investment objective, the Fund also may invest up to 35% of net assets in other debt securities; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and hybrid instruments. A hybrid instrument is an instrument that has characteristics of securities, futures and options. For example, an instrument whose principal value and interest rate is tied to a commodity, currency or securities index or another interest rate is a hybrid instrument.

When Heartland Advisors considers the yield on Municipal Obligations exempt from federal income tax to be high in relation to taxable Municipal Obligations, the Fund also may invest in tax-exempt Municipal Obligations.

Credit Quality

The Fund invests primarily in medium and lower quality debt obligations. Medium and lower quality debt obligations are those rated as such by a nationally recognized statistical rating organization ("NRSRO"); for example, BBB by Standard & Poors' Rating Group ("S&P"). The Fund may not invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO. It may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of total assets.

Taxable Municipal Obligations are rated using the same criteria as corporate obligations. NRSROs publishing rating information on which Heartland Advisors may rely include S&P, Moody's Investors Services, Duff & Phelps Rating Co., Thomson BankWatch, Inc., and Fitch IBCA, Inc., among others. The Fund also may invest in unrated securities if Heartland Advisors believes that such securities are of comparable quality so as to satisfy the foregoing requirements.

All rating limitations on investments are applied at time of purchase. Subsequent to purchase, a rated debt obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings may change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

Temporary Positions

Under adverse market conditions, or other extraordinary economic or market conditions, or when the spreads between the yields on medium and high quality taxable Municipal Obligations are relatively narrow, the Fund may take a defensive position and invest, without limitation, in higher quality taxable or tax-exempt Municipal Obligations and other debt securities, or hold assets in liquid reserves. Taking a defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

PRINCIPAL INVESTMENTS AND INVESTMENT STRATEGIES

Heartland Advisors' Municipal Ten-Point Value Investment Grid(TM)

The following questions illustrate Heartland Advisors' process for evaluating the value characteristics of Municipal Obligations using its proprietary Municipal 10-Point Value Investment Grid(TM).

 .  Essential Service - Does the municipality provide a vital public service?
   Will the demographics of the public sector help ensure the service's continued importance?

 . Financial Soundness - Are the municipality's financials sound? We prefer low to moderate debt, rising revenues and ample liquidity.

 . Strong Competitive Position - Does the municipality have a strong competitive position? We prefer a municipality that holds a #1 or #2 market position (or an improving position) or one that has a competitive advantage in terms of service or price.

 . High Debt Service Coverage - Does the municipality have a stable or improving ability to pay interest and principal on its bonds?

 . Experienced Management - Does the municipality have seasoned, highly specialized and focused management?

 . A Financial Stake by Management - Does sharing the financial risk with bondholders give management an incentive for superior performance?

 . Strong Legal Covenants - Do the legal documents adequately protect bondholders with provisions like first mortgages, prior claims on revenues, funding levels of debt reserves, occupancy targets, operating ratios, and control of management's accountability to bondholders?

 . High Yield vs. U.S. Treasuries - Is the yield attractive relative to that currently available on U.S. Treasuries?

 . Catalyst for Change - Does the municipality enjoy a feature or benefit that may improve its competitive or financial position, such as new management, technological advances or changes in the political, economic, or regulatory environment?

 . Willingness to Pay Debt Obligations - Is there public support for the project to be financed by the municipality, and are there legal, tax or political considerations that could affect its ability to meet its financial commitments?

Municipal Obligations

The term "Municipal Obligations" means debt obligations issued by or on behalf of states, territories or possessions of the United States and sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies, and instrumentalities, and corporations duly authorized by them.

The two principal classifications of Municipal Obligations are "general obligations" and "revenue obligations." General obligations are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues from a particular facility or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Generally, general obligations are not supported by the municipality's general power to levy taxes.

Municipal Obligations may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to minimize fluctuation in the value of the instruments.

Within the two principal classifications of Municipal Obligations, there are various types of securities, including, in part, municipal bonds, private activity bonds, municipal notes, municipal leases, loan interests, custodial receipts and participation certificates.

Private activity bonds are a type of revenue obligation issued by municipalities and other public authorities to provide funding for various privately operated business facilities ("industrial revenue bonds" or "IRBs"). In most cases, IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond.
In some instances, real and personal property is pledged as security for principal and interest payments.

Municipal lease obligations are another type of revenue obligation issued by municipalities and other public authorities to acquire land, equipment or facilities. These obligations are not secured by the credit of the municipality, but rather the payment of principal and interest depends solely upon payments by the municipality under a lease or installment purchase contract. Payments by the municipality may be subject to certain conditions, including, for example, clauses that do not require the municipality to make lease or contractual payments unless specific annual appropriations are made by the municipality. If the municipality stops making payments, the obligations could lose value. Some of these instruments may be illiquid and, as such, will be subject to the Fund's 15% limit on illiquid securities.

Participation interests or certificates of participation represent interests in all or part of specific holdings of Municipal Obligations, including, for example, municipal lease obligations.

Other Investments and Investment Strategies

In addition to the investments and investment strategies discussed under "Fund Highlights" in this prospectus, the Fund may engage in the strategies and may purchase and sell the investments discussed below and in its statement of additional information.

When-Issued and Delayed-Delivery Securities; Forward Commitments. The Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Fund purchases securities in this manner in order to secure an advantageous price and yield but the value of the security could change before settlement. Therefore, although the Fund will make such commitments only with the intention of actually acquiring the securities, it may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that the Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

Standby Commitments. To facilitate portfolio liquidity, the Fund may obtain standby commitments when it purchases debt obligations. A standby commitment gives the holder the right to sell the underlying security back to the seller at an agreed price on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, reducing its yield.

Loan Interests. The Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by the Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary.

Illiquid Securities. The Fund will not invest more than 15% of net assets in illiquid securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by the Fund. The Fund may invest in debt obligations that are purchased in private placements (i.e., transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placement notes issued pursuant to the private placement exemption provided by Section 4(2) of the Securities Act of 1933 (the "1933 Act") have been determined to be liquid by the Heartland Board of Directors. These securities and restricted securities issued under Rule 144A of the 1933 Act that are deemed to be liquid by Heartland Advisors under guidelines established by the Board of Directors are not subject to the Fund's limitation on illiquid securities. Municipal lease obligations, which also may be considered illiquid, may similarly be determined to be liquid in accordance with guidelines adopted by the Heartland Board of Directors. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered illiquid.

Futures and Options. The Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. It also may engage in such transactions to protect against exposure to interest rate changes. Finally, the Fund may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Borrowing. The Fund may borrow from any bank or other person up to 5% of total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund also may borrow solely from banks to facilitate the management of its investment portfolio and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements), provided such borrowings for these purposes do not exceed one-third of total assets.

Presently, the Fund intends to borrow only from banks, for a period of not longer than 60 days in amounts not to exceed 20% of total assets, and only for the following purposes: (i) to avoid liquidating securities under circumstances which Heartland Advisors believes are unfavorable to shareholders, such as to meet large or unexpected redemptions or to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities; and (ii) when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called, or exchanged pursuant to a sinking fund provision or put feature of the instrument. The extent to which the Fund will borrow will depend, among other things, on market conditions and interest rates.

Portfolio Turnover. The Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year as well as within a year. Portfolio turnover also may be affected by short term investment strategies and the sale of portfolio securities to meet cash requirements for redemption of Fund shares. High portfolio turnover could result in increases in transaction costs and may result in realized capital gains which would be taxable distributions to shareholders.

HOW TO INVEST

If you wish to place a telephone order under one of the purchase or redemption options described below, have a question about investing or need forms for electing an option, please call Shareholder Services at 1-800-432-7856 or 414-289-7000. Please note that you may terminate or change any option you elect at any time upon five days' advance notice to the Fund. The Fund may suspend, modify or terminate any purchase or redemption option, other than the option to redeem by mail, at any time without notice to you.

Purchasing Shares

Opening and Adding to Accounts.
-------------------------------

 . By mail - Mail or send by courier your check payable to the Fund to one of the following addresses. Checks for new accounts should be mailed with an Account Application. Checks for existing accounts should include your account number and be mailed with the Additional Investment Form attached to a prior account statement.

Firstar Mutual Fund Services, LLC          Firstar Mutual Fund Services, LLC
3rd Floor                                  3rd Floor
P.O. Box 701                               615 East Michigan Street
Milwaukee, WI 53201-0701                   Milwaukee, WI 53202

By Wire - Instruct your bank to wire federal funds (monies of member banks of the Federal Reserve System) to the Fund's transfer agent using the following wire instructions. If you are opening a new account, you must first call 1-800-443-2862, to obtain an account number from the Fund and provide your tax identification number.

Firstar Bank Milwaukee, N.A.
ABA # 0750-00022
Firstar Trust MFS A/C #112-952-137
777 East Wisconsin Avenue, Milwaukee, WI 53202
CREDIT TO: Heartland Taxable Municipal Fund
Account of (exact name(s) listed in your account registration)
Your Fund Account No._______

 . By Electronic Transfer - These services allow you to add to your account by electronic transfer of funds from your bank account, and must be elected in advance of use. You may obtain the forms for electing these services by calling Heartland Advisors at one of the numbers listed above. Please allow approximately 15 calendar days for these services to be established. Please note that if your electronic transfer order cannot be processed because of insufficient funds or a stop payment, the Fund's transfer agent will charge your account a service fee of $20.

     . Electronic Transfer by Telephone Request - You may add to your account by electronic transfer in any amount between $100 and $25,000 on any day the Fund is open for business by calling Heartland Advisors at one of the numbers listed above.

     . Electronic Transfer by Automatic Investment Plan - You also may add to your account on a pre-scheduled basis in an amount of not less than $50 per transaction. You may change the schedule of your investments or the investment amount, or you may terminate this service at any time on five days' advance notice to Heartland Advisors. Your pre-scheduled investments will be confirmed on your quarterly account statement.

Time of purchase and form of payment. Your purchases will be made at the net asset value ("NAV") per share next determined after the Fund or its authorized agent receives your payment. Payment must be in U. S. dollars by check drawn on a U.S. bank, wire transfer or electronic transfer. Usually, the Fund will not accept payment in the form of a check payable to you or a third party, and endorsed over to the Fund. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

If your payment is received after 4:00 p.m., Eastern time, your purchase will be effective on the next business day. Purchase orders are not binding until accepted by the Fund or its authorized agent, and entered on the Fund's books. The Fund may reject any order its officers determine is not in the best interests of the Fund or its shareholders, and the offering of Fund shares may be suspended or limited at any time without notice to shareholders. The Fund also may reject any order not accompanied by instructions in English. Once accepted, you may not cancel or revoke your purchase order, but you may redeem your shares.

Investment minimums. If you purchase shares directly from the Fund, your initial investment must be for a minimum of $1,000, except for accounts opened under prototype Individual Retirement Accounts ("IRAs") or tax-sheltered retirement plans sponsored by Heartland and accounts opened with an automatic investment plan described below. Subsequent purchases, other than through dividend reinvestment, must be for a minimum of $100. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Tax Identification Numbers. Under IRS rules, we must receive your correct social security or tax identification number on a signed Account Application or IRS Form W-9 when you open your account. Otherwise, you may be subject to an IRS fine, and we may be required to withhold a percentage (currently 31%) of your dividend and capital gain distributions and of your redemption proceeds.

Purchases through third parties. Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies which are not in the best interests of the Fund or its shareholders.

Shares purchased through third parties may be subject to special fees and conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this prospectus.

Redeeming Shares

 . By mail - Mail or send by courier your redemption instruction to the Fund at one of the following addresses. Please include the number of shares or dollar amount you wish to redeem, and your name and account number. Please also be sure that your instruction is signed by all persons in whose names your account is registered. Signatures must match the names in the account registration and be guaranteed as further explained below.

   For corporate, trust, partnership and other institutional accounts, the persons signing should also indicate their officer or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a shareholder corporation also is required. Executors, administrators, guardians, trusts and other institutional shareholders should call Heartland Advisors prior to mailing their instructions to determine if other documentation may be required.

Firstar Mutual Fund Services, LLC        Firstar Mutual Fund Services, LLC
3rd Floor                                615 East Michigan Street 3rd Floor
P.O. Box 701                             Milwaukee, WI 53202
Milwaukee, WI 53201-0701

     . By Telephone - This service allows you to redeem shares in an amount of $1,000 or more on any day the Fund is open for business by calling Heartland Advisors at one of the numbers listed above. You may direct that your redemption proceeds be mailed to your registered address or wired to your bank account subject to a wire fee (currently $12.00) charged by the Fund's transfer agent. Unless you instruct the Fund that you do not want this service, you are automatically eligible to use it. However, wire instructions must be pre-authorized in writing on your Account Application or another form furnished when you request wire privileges after you open your account.

     . By Check - You may redeem shares by writing special checks in the amount of $250 or more. This service is provided free of charge. Please note that these checks are drawn on a special account at the Fund's custodian bank, so you will be subject to that bank's procedures and rules relating to its checking accounts. Canceled checks are not returned, but copies may be obtained upon request. Please note that you may realize a taxable gain or loss when you redeem shares by check.

     . By Systematic Withdrawals - You may redeem your shares on a pre-scheduled basis in an amount of at least $100 per transaction, provided you have an account balance of at least $25,000 when you set up this service. You may obtain the form to elect this service by calling one of the numbers listed above.

Time of redemption; form of instructions and payment. Your shares will be redeemed at the NAV per share next determined after your instructions, in English, are received by the Fund or its authorized agent in good order as further explained below. The Fund will not accept an order with instructions for redemption on a particular date or at a particular price. The Fund uses procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Fund is not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted, you may not cancel or revoke your redemption order.

Usually, proceeds are mailed within one or two days of redemption or wired on the next business day, but in no event are proceeds remitted to you later than seven business days after redemption. In limited circumstances, the Fund may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Fund reserves the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If redemption instructions are received in good order for shares that have not been paid for, your shares will be redeemed, but the Fund reserves the right to hold the proceeds until payment of the purchase price can be confirmed. This type of delay can be avoided by purchasing shares by federal funds wire.

Exchanging Shares

Unless you instruct the Fund that you do not want this service, you are automatically permitted to purchase shares of the Fund with the proceeds of a redemption for your account in any other Heartland Fund or the Firstar Money Market Fund, a money market fund sponsored by an affiliate of the Heartland Funds' transfer agent. This type of transaction is referred to as an "exchange" and may be effected by writing or calling Heartland Advisors. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000 and not more than $500,000.

Exchanges with the Firstar Money Market Fund are subject to the terms and conditions of that Fund's prospectus, which may be obtained from Heartland Advisors. Heartland Advisors receives an annual fee from Firstar Money Market Fund for shareholder account servicing and recordkeeping and distribution services in the amount of 0.20 of 1% of the average daily net assets of shares for which Heartland Advisors is the holder or dealer of record.

To minimize Fund expenses and to protect the Fund and its shareholders from unfair expense burdens, the Fund reserves the right to restrict excessive exchange activity by any shareholder.

IRAs and Tax-Sheltered Retirement Plans. Heartland sponsors an IRA plan for individual investors as well as SIMPLE IRAs and other tax-sheltered retirement plans for self-employed persons and employers. The Fund is available for investment under these programs at the reduced initial investment minimum of $500. Booklets describing the programs and the forms necessary for establishing accounts under them are available on request from Heartland Advisors.

Signature Guarantees. To protect your account, the Fund reserves the right to require a signature guarantee for written redemption instructions. Normally, a signature guarantee will be required if the redemption proceeds will exceed $25,000 or if the proceeds are being paid to a third party or mailed to an address other than the address listed on the Fund's records. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Signatures witnessed by notaries public are not acceptable.

Redemptions through third parties. You may redeem shares through a third party broker dealer or other financial institution provided the third party presents documentation satisfactory to the Fund indicating it is your authorized agent. If you redeem shares through a third party which also is an authorized agent of the Fund, your order will be processed at the NAV per share next determined after the third party receives your order; other orders will be processed at the NAV per share next determined after receipt by the Fund. Third parties may charge fees for their services, and impose terms or conditions that do not apply if you do business directly with the Fund.

Involuntary redemptions; small account fees. If your account value falls below $500 for three months or more, the Fund may redeem all of your shares upon 60 days' advance notice to you. You may avoid involuntary redemption by making additional investments to bring your account value up to at least $1,000. In addition, to help defray shareholder accounting expenses, the Fund reserves the right to impose an annual fee on small accounts upon advance notice to you.

Share Price

Fund shares are purchased and redeemed at the net asset value ("NAV") per share next determined following receipt of your order in proper form by the Fund or its authorized agent. NAV is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time). Orders received after 4:00 p.m., Eastern time, are priced at the NAV per share determined on the next business day of the Fund.

If you purchase or redeem shares through a third party which is an authorized agent of the Fund, your order will be processed at the NAV per share next determined after the third party receives your order; other purchases and redemptions through third parties are processed at the NAV per share next determined after receipt by the Fund. Third parties acting as authorized agents of the Fund are required to segregate orders received after the close of regular trading on the New York Stock Exchange ("NYSE") and transmit those orders separately for execution at the NAV per share next subsequently determined.

Portfolio securities are valued on the basis of market quotations or at fair value using methods determined by Heartland's Board of Directors. Like most mutual funds, the Fund generally uses "fair value" methodologies to value debt obligations because market quotations are generally not available for most debt obligations. Fair values are normally determined by using valuations furnished by one or more pricing services approved by Heartland's Board of Directors. Debt securities purchased with remaining maturities of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium.

SHAREHOLDER INFORMATION AND REPORTING

Investment Reports

Shareholder Reports. The Fund portfolio managers review their strategies and results in quarterly Value Reports. In addition, semiannually these reports contain schedules of investments and Fund financial statements. If several members of a household own the Fund, only one Value Report is mailed to that address. To receive additional copies, you may call Shareholder Services at 1-800-432-7856 or write to Heartland Advisors at 790 North Milwaukee Street, Milwaukee, WI 53202.

Other Reports. Heartland Advisors also publishes and mails to shareholders News & Views, a quarterly investment newsletter providing market analysis and commentary. In addition, it publishes investment research pieces that are mailed to shareholders periodically.

Dividends and Capital Gain Distributions

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain is the increase in the value of a security that the Fund holds compared to its original purchase price. The gain is "unrealized" until the security is sold. Each realized capital gain is either short-term or long-term depending on whether the Fund held the security for less than or more than one year. This is the case regardless of how long you hold your Fund shares.

Income dividends are declared each business day and paid monthly. If the Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash.

"Buying a Dividend." Please note that if you purchase shares just before the record date of a capital gain distribution, you will receive a portion of you purchase price back as a taxable distribution. The Fund's NAV per share on the record date will be reduced by the amount of the dividend. This is sometimes is referred to as "buying a dividend."

Taxes

All income dividend distributions and short-term capital gain distributions will be taxable to shareholders as ordinary income for federal income tax purposes. Long-term capital gain distributions will be taxable as long-term capital gains to shareholders. If the Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Fund's transfer agent will process your distributions and send you a statement for tax purposes each year showing the source of distributions for the preceding year.

If you redeem or exchange your shares, the transaction is a taxable event. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Fund.

                                   BACK COVER

If you have a question about the Fund or would like more information, including a free copy of the Fund's Statement of Additional Information ("SAI"), or its Annual or Semiannual Report, you may call or write Heartland Advisors at:

Heartland Advisors, Inc.
790 N. Milwaukee Street
Milwaukee, WI 53202
1-800-432-7856
(414) 289-7000
Web Site: http://www.heartlandfunds.com

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this prospectus. The Annual and Semiannual Reports, also filed with the SEC, discuss market conditions and investment strategies that affected the Fund's performance during the prior fiscal year and six-month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

                    Investment Company Act File No. 811-4982

                      Statement of Additional Information
                         Dated __________________, 1998

                        HEARTLAND TAXABLE MUNICIPAL FUND
              790 North Milwaukee Street, Milwaukee, Wisconsin 53202
                        (414) 289-7000 or 1-800-432-7856
                    Web Site: http://www.heartlandfunds.com


Heartland Group, Inc. ("Heartland") is registered as an open-end management investment company consisting of nine separate series. This Statement of Additional Information relates to only one of such series, the Heartland Taxable Municipal Fund (the "Fund"), which is classified as diversified and has a distinct investment objective and program.

This Statement of Additional Information is not a prospectus, but provides you with additional information that should be read in conjunction with the prospectus for the Fund dated ____________________, 1998 (the "Prospectus"). You may obtain a free copy of the Prospectus and an account application by contacting the distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at the street or web site address or either number listed above. Separate prospectuses and related Statements of Additional Information for the other Heartland funds are also available from Heartland Advisors.


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----

INVESTMENT OBJECTIVE AND POLICIES                                      2
TYPES OF SECURITIES                                                    3
PORTFOLIO MANAGEMENT STRATEGIES                                       21
INVESTMENT RESTRICTIONS                                               26
MANAGEMENT                                                            29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                   31
INVESTMENT ADVISORY AND OTHER SERVICES                                31
DISTRIBUTION OF SHARES                                                32
PORTFOLIO TRANSACTIONS                                                33
DESCRIPTION OF SHARES                                                 34
PURCHASES AND SALES                                                   35
ADDITIONAL INCOME TAX CONSIDERATIONS                                  36
PERFORMANCE INFORMATION                                               37

INVESMENT OBJECTIVE AND POLICIES

Heartland Taxable Municipal Fund seeks a high level of current income with a low degree of share price fluctuation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of taxable medium and lower quality obligations issued by municipalities ("Municipal Obligations"), and maintains an average portfolio duration of three years or less.

Under normal market conditions, the Fund invests at least 65% of net assets in taxable Municipal Obligations. Consistent with its investment objective, the Fund also may invest up to 35% of net assets in other debt securities; convertible securities; preferred and common stocks, and other equity securities; warrants or other securities exchangeable for shares of equity securities; foreign securities; options; futures; and hybrid instruments. A hybrid instrument is a type of instrument that has characteristics of securities, futures and options. For example, an instrument whose principal value and interest rate is tied to a commodity, currency or securities index or another interest rate is a hybrid instrument. When Heartland Advisors considers the yield on Municipal Obligations exempt from federal income tax to be high in relation to taxable Municipal Obligations, the Fund may invest in tax-exempt Municipal Obligations.

The Fund invests primarily in medium and lower quality debt obligations. Medium and lower quality debt obligations are those rated as such by a nationally recognized statistical rating organization ("NRSRO"); for example, BBB by Standard & Poors' Rating Group ("S&P"). The Fund may not invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO. It may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of total assets.

Taxable Municipal Obligations are rated using the same criteria as corporate obligations. NRSROs publishing rating information on which Heartland Advisors may rely include S&P, Moody's Investors Services, Duff & Phelps Rating Co., Thomson BankWatch, Inc., and Fitch IBCA, Inc., among others. The Fund also may invest in unrated securities if Heartland Advisors believes that such securities are of comparable quality so as to satisfy the foregoing requirements.

Under adverse market conditions, other extraordinary economic or market conditions, or when the spreads between the yields on medium and high quality taxable Municipal Obligations are relatively narrow, the Fund may take a defensive position and invest, without limitation, in higher quality taxable or tax-exempt Municipal Obligations and other debt securities, or hold assets in liquid reserves. Taking a defensive position is not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective.

Any assets not otherwise invested will be held in liquid reserves. Liquid reserves include, but are not limited to, money market instruments, repurchase agreements, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes and U.S. Government securities.

In pursuing its objective, the Fund may employ the investment techniques described in the Prospectus and under the sections in this Statement of Additional Information ("SAI") titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of its Board of Directors and notice to shareholders, but without shareholder approval.

TYPES OF SECURITIES

The following information supplements the discussion of the Fund's investments described in the Prospectus.


Debt Securities

In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering, and the credit quality and rating of the issuer, in addition to general market conditions.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
A decline in the prevailing levels of interest rates will generally increase the value of the securities held by the Fund, and an increase in rates will generally have the opposite effect.

Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

Debt obligations rated in the highest through the medium quality categories are commonly referred to as "investment grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher rated issuers. The Fund's investment program permits it to invest in securities rated below investment grade (or unrated securities believed to be of comparable quality by Heartland Advisors); however, it may not invest more than 20% of its total assets in debt obligations rated lower than B- by S&P or a comparable rating by another NRSRO. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of NRSROs.

All ratings limitations are applied at time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings may change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

Municipal Obligations. The term "Municipal Obligations" as used in the Prospectus and this SAI means debt obligations issued by or on behalf of states, territories or possessions of the United States and sovereign nations within the territorial boundaries of the United States, the District of Columbia and their respective political subdivisions, agencies, and instrumentalities, and corporations duly authorized by them. Municipal obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, nursing homes, mental health facilities, mass transportation, schools, and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. Municipal Obligations may also be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. In addition, there is another type of Municipal Obligation that is subject to federal income tax for a variety of reasons. These Municipal Obligations do not qualify for the federal exemption because (i) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (ii) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing, or
(iii) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

The two principal classifications of Municipal Obligations are "general obligations," which are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest, and "revenue obligations," which are generally payable only from the revenues from a particular facility or project, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, certain kinds of "private activity bonds" ("industrial revenue bonds" or "IRBs") are issued by public authorities to provide funding for various privately operated industrial facilities. In most cases, IRBs are not secured by the credit of the municipality, but rather the payment of principal and interest is dependent solely upon payments by the user of the industrial facility financed by the bond or a separate guarantor of the bond. In some instances, real and personal property is pledged as security for principal and interest payments.

The Fund may also invest in the following types of Municipal Obligations:

  Municipal Notes. The principal kinds of municipal notes in which the Fund may invest include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes, which are guaranteed by the United States Department of Housing and Urban Development and secured by the full faith and credit of the United States, are issued by local agencies.

  Municipal Commercial Paper.   Municipal commercial paper typically represents
  very short-term, unsecured, negotiable promissory notes. These obligations are often issued to provide interim construction financing or to meet seasonal working capital needs of municipalities and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

  Municipal Lease Obligations. The Fund may invest in state or local municipal leases. Municipal leases may take the form of a lease with an option to purchase, an installment purchase or a conditional sales contract which is entered into by state and local governments and other public authorities to purchase or lease land, equipment or facilities, such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, which are secured by payments by the municipality under the lease or sales contract but are not backed by the municipality's credit, frequently have the special risks described below. Municipal lease obligations that are illiquid are subject to the 15% limitation on investments in illiquid securities. See the section of this SAI titled "Illiquid Securities."

  Leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. Often municipal leases contain "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease unless money is specifically appropriated for such purpose each year (the "nonappropriation" clause). In addition, protections extended to holders of indebtedness under relevant state law do not extend to owners of municipal leases. Finally, municipal leases may provide for termination at the option of the municipality at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed. If a lease is terminated or not renewed, the lessor is without recourse to the general credit of the municipality and may be limited to repossession of the leased property. The disposition of the leased property by the lessor in the event of a lease termination might prove difficult and could result in a loss to the holders of participation interests.

  Mortgage-Backed Municipal Obligations. The Fund may invest in mortgage-backed Municipal Obligations, which finance residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. An investment in such obligations represents an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the investor represent both regularly scheduled principal and interest payments, as well as additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, prepayment of the underlying mortgages usually accelerates in periods of declining interest rates. Accelerated prepayment could result in the Fund having to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for other types of Municipal Obligations.

  Credit enhanced securities. The Fund may invest in credit enhanced securities, which are Municipal Obligations that are either insured as to the timely payment of principal and interest or backed by (i) the full faith and credit of the U.S Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) U.S. Government securities. Municipal Obligations may be insured when purchased by the Fund or the Fund may purchase insurance in order to turn an uninsured Municipal Obligation into an insured Municipal Obligation.

Government Obligations. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

"High-Yield" Risk. The Fund's investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower quality securities"); however, it may never invest more than 20% of its total assets in debt obligations rated lower than B-. Lower quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer's capacity to pay interest and repay principal. The ability of the Fund to avoid this type of risk is more dependent on Heartland Advisors' credit analysis than is the case for higher rated bonds. Other potential risks associated with investing in high-yield securities include:

  . Effect of Interest Rates and Economic Changes. The lower quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

  All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower quality or comparable unrated security defaulted, the Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

  As previously noted, the value of a lower quality or comparable unrated security generally will decrease in a rising interest rate market, and the Fund's net asset value will decline correspondingly. If the Fund experiences unexpected net redemptions in such a market, the Fund may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

  . Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland's Board of Directors and Heartland Advisors monitor the issuers of junk bonds held in the Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

  . Legal Risk.   Securities in which the Fund may invest, including Municipal
  Obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their Municipal Obligations may be materially impaired.

  From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

Floating and Variable Rate Securities. The Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on 9floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

Deferrable Subordinated Securities. Certain securities have been issued recently which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The Fund may invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund's investment objective and strategies.

Inflation - Indexed Bonds. The Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in the Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss.

If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in the Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

Mortgage-Related and Asset-Backed Securities.   Mortgage-related securities in
which the Fund may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Mortgage-related and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, these prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which the Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market's perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income, and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period, and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Fund's ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

The Fund anticipates that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with the Fund's objective and investment policies, consider making investments in such new types of securities.

Zero-Coupon, Step-Coupon and Pay-In-Kind Securities. The Fund may invest without limitation in zero-coupon, step-coupon and pay-in-kind securities.
These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issued discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.


Convertible Securities

Convertible securities in which the Fund may invest include any bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or
formula.   By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock. However, these securities will nevertheless be subject to the same quality limitations applicable to the Fund's investments in debt securities.

The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.


Illiquid Securities

The Fund may invest in illiquid securities. However, the Fund may not acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by the Fund.

Under guidelines established by, and the oversight of, Heartland's Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act of 1933 generally are readily marketable even though they are subject to certain legal restrictions on resale. These securities, as well as Rule 144A securities deemed to be liquid pursuant to the guidelines adopted by Heartland's Board of Directors, are not treated as being subject to the limitation on illiquid securities.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Repurchase agreements maturing in more than seven days are deemed to be illiquid.

The Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, the Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.


Loan Interests

The Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by the Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial
intermediary.   If the Fund acquires a loan interest under which the Fund
derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the "Agent") administers the terms of the loan agreement. As a result, the Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. The Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, the Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

The Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.


Real Estate Investment Trusts

The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs") which may own real estate properties ("equity REITs") or may make or purchase mortgages on real estate ("mortgage REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions. Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods. In addition, the failure of a REIT in which the Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.


When-Issued and Delayed-Delivery Securities; Forward Commitments

The Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time the Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase net asset value fluctuation.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the Fund will establish and maintain, for the term of the position, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position.


Custodial Receipts and Participation Interests

The Fund may invest in custodial receipts which represent ownership in future interest or principal payments (or both) on certain securities that are underwritten by securities dealers or banks.

The Fund may also invest in participation interests in securities.
Participation interests give the Fund an undivided interest in a security in the proportion that the Fund's participation interest bears to the principal amount of the security.


Investment Companies

The Fund may invest in the securities of other investment companies, including unit investment trust or closed-end management companies, as permitted under the Investment Company Act of 1940 (the "1940 Act"). At present, the 1940 Act provisions limit the Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.


Foreign Investments

The Fund may invest up to 25% of its assets directly in the securities of foreign issuers traded outside of the United States (Non-U.S. Traded Foreign Securities). The Fund may also invest in foreign securities through depository receipts, as discussed below; securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market System; and foreign securities guaranteed by a United States person without regard to the above limitations.

While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. The value of securities, and dividends and interest earned from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets may have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting, auditing and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of investing overseas, including non-U.S. withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government regulation than their U.S. counterparts. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, or restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets
that trade a small number of securities.   Equity securities of foreign
companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable where the issuer is domiciled, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depository Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. Designed for use in U.S. securities markets, ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations as to the Fund's investments in foreign securities do not apply to investments in ADRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market System.

A Depository Receipt may be sponsored or unsponsored. If the Fund is invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to accurately value indexed securities and the Fund's ability to dispose of these securities.


Rights and Warrants

The Fund may purchase rights and warrants which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices or rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.


Derivative Instruments

The Fund may invest in a broad array of financial instruments and securities, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. In particular, the Fund may engage in transactions in options, futures contracts, options on futures contracts and hybrid instruments to (i) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (ii) to manage exposure to changing interest rates (duration management), (iii) to enhance total return, or (iv) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of the Fund's overall strategy. Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would. The Fund does not currently intend to invest more than 5% of its net assets in any type of derivative except for options, futures contracts and options on futures contracts.

Writing Covered Options. The Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on securities in which it may invest, on any currency in which Fund investments may be denominated. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

The term "covered" means that the Fund will (i) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the "covered" option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the "covered" option, or (ii) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the option, or (iii) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option's underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if the Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

If a put or call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a change in the market value of the underlying asset during the option period. If the put or call option is exercised, the Fund will realize a gain or loss from the sale of the underlying asset.

The premium received is the market value of an option. The premium the Fund receives from writing an option reflects, among other things, the current market price of the underlying asset, the relationship of the exercise price to such market price, the historical price volatility of the underlying asset and the length of the option period. The premium received by the Fund for writing covered options will be recorded as a receivable and the option will be recorded as a liability. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction (as described below), or delivery of the underlying asset (or cash in the case of an index option) upon the exercise of the option. The Fund does not consider a security covered by an option to be "pledged" as that term is used in the Fund's policy limiting the pledging of its assets. With respect to options on futures contracts, the Fund would be required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract the Fund will be required to make margin payments as described below for futures contracts.

The Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that the Fund will be able to effect such closing transactions at a favorable price. In addition, although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price. Closing transactions may be effected in order to realize a profit on an outstanding option or limit the loss on an option position prior to its exercise or expiration. Furthermore, effecting a closing transaction may permit the Fund to write another option on the underlying asset with either a different exercise price or expiration date or both. If the Fund desires to purchase or sell a particular asset from its portfolio on which it has written an option, it will seek to effect a closing transaction prior to, or concurrently with, the purchase or sale of the asset. The Fund may pay transaction costs in connection with closing transactions which are higher than the transaction costs applicable to purchases and sales of portfolio securities.

Purchasing Options. The Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. The Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). The Fund may also exercise such options or allow them to expire.

The Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, the Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

The Fund would normally purchase put options in anticipation of an decrease in the market value of the underlying assets. As the holder of a put option, the Fund has the right to sell the underlying asset at any time during the option period. The Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

The premium paid by a Fund when purchasing an option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying asset (or cash in the case of an index option) upon the exercise of the option.

Futures Contracts. The Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index or foreign currency futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may engage in transactions in futures contracts for "short" hedging or "long" strategies as described below.

When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. While the Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

The Fund may take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. As part of its hedging strategy, the Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities, or (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or
(iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

The Fund may also take a "long" position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, the Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of the Fund's initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

Each day that the Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called "variation margin" to or from the futures broker equal to the daily change in value of the futures
contract.  This process is known as "marking to market."   Variation margin paid
or received by the Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When the Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. The Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that the Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

Limitations on Futures and Options on Futures Transactions. The Fund will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. The Fund may hold positions in futures contracts and related options that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

When purchasing a futures contract or writing an option on a futures contract, the Fund must (i) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position, or (ii) purchase an offsetting position or any other position which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its futures contract or written option position. The Fund may cover index futures and call options on index futures by owning securities whose price changes are expected to be similar to those of the underlying index.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There are significant differences between the securities markets, the currency markets and the options and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a municipal bond index may result in an imperfect correlation since the index generally will be composed of a much broader range of Municipal Obligations than the securities in which the Fund likely is to be invested. To the extent that the Fund's options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, the Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to the Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for the Fund to enter into new positions, close out existing positions or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require the Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts. The Funds may enter into certain options and futures contracts which may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See "Foreign Currency Transactions" below for a discussion of forward foreign exchange contracts.

The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

Hybrid Instruments. The Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets, and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of the particular investor. See the section of this SAI titled "Derivative Instruments - Risks in Options and Futures Transactions."

Swap Agreements. The Fund may enter into swap agreements and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Fund intends to use these techniques for hedging purposes and not for speculation.

Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchange or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. The Fund's successful use of these instruments will depend, in part, on Heartland Advisors' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities, or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund's investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from the Fund. The Fund's obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would be likely to decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. The Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid.


PORTFOLIO MANAGEMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus.


Borrowing

The Fund may borrow from any bank or other person up to 5% of total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund also may borrow solely from banks to facilitate the management of its investment portfolio and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements), provided such borrowings for these purposes do not exceed one-third of total assets.

Presently, the Fund intends to borrow only from banks for the following purposes for a period of not longer than 60 days and in amounts not to exceed 20% of total assets. First, is to avoid liquidating securities under circumstances, which Heartland Advisors believes are unfavorable to shareholders, such as to meet large or unexpected redemptions or to purchase debt obligations pending receipt of proceeds in the settlement of the sale of other portfolio securities. Second, is when the Fund is scheduled to receive cash in exchange for debt obligations that are being retired, called, or exchanged pursuant to a sinking fund or put feature of the instrument. The extent to which the Fund will borrow will depend, among other things, on market conditions and interest rates.


Concentration

The Fund may invest 25% or more of its net assets in Municipal Obligations that finance similar types of projects or projects in related industry sectors. These could include, for example, projects involving community development, education, health care, hospitals, retirement, single-family or multi-family housing, redevelopment, transportation, or various types of utilities. There may be economic, business or political developments or changes that affect all obligations of a similar type, or in related sectors, such as proposed legislation affecting the financing of certain projects, judicial decisions relating to the validity of certain projects or the means of financing them, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single industry or the securities financing similar types of projects, could have a significant effect on the Fund's performance. The Fund also may invest 25% or more of its net assets in Municipal Obligations whose issuers or projects financed are located in the same state or other geographic region. In the event the Fund should concentrate its investments in such a geographic territory, developments and events which have a greater effect on the economy of that geographic territory as compared to the national or global economy may tend to have a greater effect on the Fund's net asset value than would be the case for a less geographically concentrated investment portfolio.


Duration

Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into a single measure. Depending on the relative magnitude of these payments and features, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration is a measure of the approximate price sensitivity of a bond (or bond mutual fund) to a one percent (1%) rise or fall in interest rates. The Fund will have an average portfolio duration of three years or less, and thus, based on its duration, would be expected to experience a decline in price of three percent (3%) or less should interest rates increase one percent (1%).

For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. Duration is not a static measure or a complete measure of portfolio risk. Changing conditions and perceptions, including market fluctuations and changing credit fundamentals, may modify an obligation's duration and, independently, have other adverse or positive effects on the value of a security.

Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would have.

Standby Commitments

To facilitate portfolio liquidity, the Fund may obtain standby commitments from brokers, dealers or banks with respect to debt securities in its portfolio. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the brokers, dealers and banks from which the Fund obtains standby commitments to evaluate those risks.


Foreign Currency Transactions

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts ("forward contracts"). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective. The Fund's use of such contracts would include, but not be limited to, the following:

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

When required, the Fund will establish and maintain, for the term of the respective forward contract, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position. If a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. However, the Fund reserves the right to enter into foreign forward currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by Heartland Advisors. It should also be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate
in the currency's appreciation.   There might be imperfect correlation, or even
no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Lending Portfolio Securities

The Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by the Fund will be invested in short-term debt instruments. The Fund receives amounts equal to earned income for having made the loans. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, the Fund takes into account the credit worthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. The Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.


Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually-agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland's Board of Directors and will be subject to the 15% limitation on investments in illiquid securities. See the section of this SAI titled "Illiquid Securities."

Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by the Fund but only constitute collareral for the seller's obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.


Reverse Repurchase Agreements and Dollar Rolls

The Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. The Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, the Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the agreement.

The Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, the Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation to buy the securities.

To the extent the value of the security that a Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, the Fund will take into account the creditworthiness of the counterparty.


Short Sales

The Fund may engage in short sales of securities under certain circumstances. Selling securities "short against the box" involves selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future, to hedge protectively against anticipated declines
in the market price of its portfolio's securities.   If the value of the
securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. The Fund may also engage in short sales of securities of an issuer ("acquirer") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. The Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.


INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

Restrictions that are designated as fundamental policies cannot be changed
without the majority approval of shareholders as defined in the 1940 Act.   Non-
fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

Under the 1940 Act, "majority approval of shareholders" means approval by the lesser of (1) the holders of 67% or more of Fund shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

Fundamental Restrictions

As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund may not:

(1) Diversification. With respect to 75% of total assets, purchase the securities of any one issuer, except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, as a result,
     (i) more than 5% of total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Concentration. Invest more than 25% of net assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided there shall be no limitation on the purchase of Municipal Obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(3) Real Estate. Purchase or sell real estate, except the Fund may (i) acquire real estate as a result of ownership of securities or other instruments,
     (ii) invest in securities or other instruments backed by real estate, and
     (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

(4) Borrowing. Borrow money or property, except the Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33 1/3% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings) and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for non-investment and non-leveraging temporary or emergency purposes. In addition to borrowing from banks, the Fund may borrow from other Heartland Funds or other persons to the extent permitted by applicable law. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

(5) Loans. Make loans, except the Fund may (i) lend portfolio securities, (ii) participate in an interfund lending program with other mutual funds managed by the Fund's investment adviser to the extent permitted by the 1940 Act or by an exemptive order therefrom issued by the SEC, (iii) acquire publicly distributed or privately placed debt securities and purchase debt and (iv) purchase money market instruments and enter into repurchase agreements; provided no loan under (i) or (ii) may be made if, as a result thereof, the aggregate of all such loans would exceed 33 1/3% of total assets taken at market value at the time of such loan.

(6) Underwriting. Underwrite the securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

(7) Senior Securities. Issue senior securities, except to the extent permitted under the 1940 Act.

(8) Commodity Interests. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

Non-Fundamental Restrictions

The Fund's investment objective (set forth in the Prospectus) and the following non-fundamental restrictions are subject to change by Heartland's Board of Directors without shareholder approval.

The Fund may not:

(1) Investment Companies. Purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

(2) Illiquid Securities. Purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities.

(3)  Margin Purchases.  Purchase securities on margin, except that the Fund may
     (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activites.

(4) Short Sales. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

(5) Control. With respect to non-governmental issuers, invest for the purpose of exercising control or management of any company.

(6) Concentration. For purposes of the Fund's fundamental restriction on concentration, industries shall be determined by reference to the classifications specified in the Fund's annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

(7) Futures Contracts. Purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets.

(8) Real Estate Investment Trusts. Invest more than 10% of its total assets in real estate investment trusts.

MANAGEMENT

Heartland is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of Heartland and hires the Fund's service providers, including the Fund's investment advisor, Heartland Advisors, Inc. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors. The Directors and officers of Heartland are listed below, together with their principal occupations during the past five years.

                                                                Principal Occupation
Name and Address              Age   Position with Heartland     During Past Five Years
----------------              ---   -----------------------     ----------------------
William J. Nasgovitz           54   President and Director*     President and Director,
790 North Milwaukee Street                                      Heartland Advisors, Inc., since
Milwaukee, WI  53202                                            1982; Director of Capital
                                                                Investments, Inc., since 1989
                                                                (small business investment
                                                                company).

Willard H. Davidson            80   Director                    Director of Artos Engineering
3726 North Lake Drive                                           Company since 1984; financial
Milwaukee, WI  53211                                            and business consultant since
                                                                1984.

Hugh F. Denison                52   Director*                   Educator; Shareholder Ombudsman,
790 North Milwaukee Street                                      Heartland Advisors, Inc., since
Milwaukee, WI  53202                                            January 1998; Vice President,
                                                                Director Research and Director,
                                                                Heartland Advisors, 1988 to 1996.

Jon D. Hammes                  50   Director                    President, The Hammes Company (a
Suite 305                                                       commercial real estate
18000 West Sarah Lane                                           development company) since 1991.
Brookfield, WI  53045

Patrick J. Retzer              41   Vice President,             Senior Vice President and
790 North Milwaukee Street          Treasurer and Director*     Director of Heartland Advisors,
Milwaukee, WI  53202                                            Inc. since 1987; Treasurer,
                                                                Heartland Advisors, 1987 to
                                                                September 1998.

A. Gary Shilling               61   Director                    President, A. Gary Shilling &
500 Morris Avenue                                               Company, Inc. (economic
Springfield, NJ 07081-1020                                      consultants and investment
                                                                advisors) since 1978.

Allen H. Stefl                 55   Director                    Senior Vice President,
800 North Brand Boulevard                                       Communications, Nestle USA,
Glendale, CA  91203                                             since 1993.

Linda F. Stephenson            57   Director                    President and Chief Executive
100 East Wisconsin Avenue                                       Officer, Zigman Joseph
Milwaukee, WI  53202                                            Stephenson (a public relations
                                                                and marketing communications
                                                                firm) since 1989.

Jilaine Hummel Bauer           43   Vice President               Senior Vice President and
790 North Milwaukee Street                                       General Counsel, Heartland
Miwlaukee, WI 53202                                              Advisors, Inc. since January
                                                                 1998; Senior Vice President,
                                                                 Stein Roe & Farnham
                                                                 Incorporated, 1992 to 1997.

Paul T. Beste                  42   Vice President and           Senior Vice
790 North Milwaukee                 Principal Accounting         President--Investment
Street Milwaukee, WI                Officer                      Operations, Heartland Advisors,
53202                                                            Inc. since September 1998;
                                                                 Investment Operations Officer,
                                                                 Heartland Advisors, 1997 to
                                                                 1998; Director of
                                                                 Taxes/Compliance, Strong Capital
                                                                 Management, Inc., 1992 to 1997.

Kenneth J. Della               35   Vice President               Senior Vice President and
790 North Milwaukee Street                                       Treasurer, Heartland Advisors,
Milwaukee, WI 53202                                              Inc. since September 1998; Chief
                                                                 Financial Officer, Heartland
                                                                 Advisors, 1995 to 1998; employed
                                                                 by Heartland Advisors since 1992.

Lois J. Schmatzhagen           56   Secretary                    Secretary, Heartland Advisors,
790 North Milwaukee Street                                       Inc. since 1988.
Milwaukee, WI 53202

--------------------

     *Directors who are "Interested Persons" (as defined in the 1940 Act) of Heartland Advisors.

Heartland pays the compensation of the five Directors who are not officers,
directors or employees of Heartland Advisors.   The following compensation was
paid to the other Directors who are not "Interested Persons" of Heartland Advisors for their services during the fiscal year ended December 31, 1998*:

                                                                Total
                                                             Compensation
                              Aggregate        Pension or   from Heartland
                          Compensation from    Retirement        and
      Director                Heartland         Benefits      FundComplex
      --------                ---------         --------      -----------
Willard H. Davidson            $32,000            None          $32,000

Jon D. Hammes                  $32,000            None          $32,000

A. Gary Shilling               $30,000            None          $30,000

Linda F. Stephenson            $32,000            None          $32,000

Allen H. Stefl                 $ 6,000            None          $ 6,000

* Since the effective date of this SAI is December __, 1998, the compensation figures are estimates.
** Mr. Stefl joined the Board in October, 1998.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Since the Fund is first publicly offering its shares on the date of this SAI, share ownership information is not available.


INVESTMENT ADVISORY AND OTHER SERVICES

Heartland Advisors provides investment management and administrative services to the Fund pursuant to an investment management agreement and an administrative agreement (the "Agreements"). William J. Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his ownership of a majority of its outstanding capital stock and serves as its President and a Director. In addition to serving as investment advisor to the Fund, Heartland Advisors also serves as the distributor for the shares of the Fund. Heartland Advisors, founded in 1982, serves as the investment adviser for nine equity and fixed income mutual funds, and also provides investment management services for individuals, institutions and retirement plans. As of September 30, 1998 Heartland Advisors had approximately $3.1 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

The Fund pays Heartland Advisors for its services a monthly investment management fee at an annual rate of ________________; and a monthly administrative fee at an annual rate of ______________. Heartland Advisors has agreed to certain voluntary fee waivers and expense reimbursements as discussed in the Prospectus.

Under the Agreements, Heartland Advisors manages the investment operations of the Fund and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Fund and to determine the selection, amount, and time to buy, sell or lend securities or other investments for the Fund, including the selection of entities with or through which such purchases, sales or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Fund and provides such services and facilities as may be required for effective administration of the Fund. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Fund as directors or officers of Heartland if elected to such positions.

Heartland Advisors at its own expense furnishes all executive and other personnel to the Fund, paying all salaries and fees of the officers and directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. The Fund bears all its other expenses including taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring, disposing or lending of portfolio securities; fees and expenses of custodians, depositories, shareholder recordkeeping and dividend disbursing agents; expenses of issuance and redemption of shares; expenses of preparation and distribution to existing shareholders of periodic reports, proxies, prospectuses and SAIs; auditing and legal expenses; expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; charges for equipment and services used for daily determination of net asset value, obtaining price quotations, or for communication between Heartland Advisors and the Fund or its agents; charges for administrative and accounting services provided to the Fund by Heartland Advisors or any other service provider; salary and fees of those directors and officers of Heartland who are not officers, directors, or employees of Heartland Advisors; all expenses (including legal fees) of all directors and officers of Heartland; interest expenses; bond and insurance premiums; expenses of maintaining the Fund's legal existence and of required shareholder meetings; fees and expenses of membership in industry organizations; and any other charges or fees not specifically enumerated. Any expenses that are attributable solely to the organization, operation or business of the Fund shall be paid solely out of its assets. Any expenses incurred by Heartland that are not solely attributable to a particular series are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

The investment management agreement provides that neither Heartland Advisors, nor any of its directors, officers, shareholders, agents, or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the agreement, except for loss or liability resulting from willful misfeasance, bad faith, or gross negligence on Heartland Advisors' part or from reckless disregard by Heartland Advisors of its obligations and duties under the agreement.


Bookkeeping and Accounting Agreement

Heartland Advisors receives a fee for performing certain bookkeeping and accounting services for the Fund pursuant to a separate agreement with Heartland. For services provided to the Fund, Heartland Advisors receives a monthly fee at an annual rate of $_______________________ plus ______________
of _______% of average daily net assets over $________ million.


Custodian and Transfer and Dividend Disbursing Agent

Firstar Bank Milwaukee, N.A. acts as custodian for the Fund (the "Custodian"). The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Fund held domestically and outside the U.S. Firstar Mutual Fund Services, LLC acts as transfer and dividend disbursing agent for the Fund. The address for Firstar Bank Milwaukee, N.A. and Firstar Mutual Fund Services, LLC is P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


Independent Public Accountants

PricewaterhouseCoopers LLP serve as independent public accountants for the Fund. In this capacity, the accountants audit the annual financial statements of the Fund and report thereon, prepare and/or review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and accounting services when engaged by Heartland to do so.


DISTRIBUTION OF SHARES

Heartland Advisors acts as principal underwriter and distributor of the shares of the Fund. Heartland Advisors has agreed to use its "best efforts" to distribute the Fund's shares, but has not committed to purchase or sell any specific number of shares. The Fund's Distribution Agreement will remain in effect until June 30, 1999 and will continue in effect from year to year thereafter as long as it is approved at least annually by the vote of a majority of the members of Heartland's Board who are not interested persons of Heartland Advisors or the Fund and by the vote of either a majority of Heartland's Board or by a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated upon 60 days' written notice by either party and will automatically terminate in the event of its assignment. Under the Distribution Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

Rule 12b-1 Plan

The Fund has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay Heartland Advisors, as distributor, a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Heartland Advisors has agreed to certain voluntary fee waivers and expense reimbursements as discussed in the Prospectus.

Under the Rule 12b-1 Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to the Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments and/or for providing administrative, accounting and other services with respect to the Fund's shareholders. No fee paid by the Fund under the Rule 12b-1 Plan may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund.

Under the Rule 12b-1 Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report setting forth all amounts expended under the Rule 12b-1 Plan, including all amounts paid to dealers as distribution or service fees. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.

The Rule 12b-1 Plan may be terminated with respect to the Fund by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as distribution plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

The Rule 12b-1 Plan may be terminated with respect to the Fund by the Directors at any time on 60 days' written notice without payment of any penalty by Heartland Advisors, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons. The Rule 12b-1 Plan will continue in effect for successive one-year periods with respect to the Fund, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.


PORTFOLIO TRANSACTIONS

As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In executing such transactions, Heartland Advisors seeks to obtain the best net results for the Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.

Allocation of portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Fund including purchases in fixed price offerings. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions by Heartland Advisors' clients, including the Fund. In addition, some broker-dealers may supply research from third party service providers in consideration of their receipt of brokerage commissions from transactions allocated by Heartland Advisors. The Fund may also consider sales of its own shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.

For particular transactions, the Fund may pay higher commissions to brokers (other than Heartland Advisors) than might be charged if a different broker had been selected, if, in Heartland Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.

Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Fund. The commissions, fees, or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to Heartland Advisors are consistent with the foregoing standard. Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

The Fund will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to the Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for the Fund under, and subject to, the provisions of Rule 10f-3 under the 1940 Act, the Fund may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.


DESCRIPTION OF SHARES

The Fund is a series of Heartland Group, Inc. ("Heartland"), an open-end management investment company registered under the 1940 Act, which was incorporated under the laws of the State of Maryland in December, 1986. Under the Articles of Incorporation, Heartland's Board of Directors is authorized to create additional series without shareholder approval. Heartland began offering shares of the Heartland Taxable Municipal Fund, the series described in this SAI, in December, 1998.

Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. The Funds are each a separate, diversified mutual fund series of Heartland. Currently, nine series are authorized and outstanding. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued.

Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland may fill vacancies on the Board or appoint new directors if the result is at least two-thirds of the directors have still been elected by shareholders. Moreover, pursuant to Heartland's Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.


PURCHASES AND SALES

Determination of Net Asset Value

The Fund's shares are sold at the next determined net asset value per share.
The Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price, or, lacking any sales, at the latest bid price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

Securities and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by Heartland's Board of Directors or its designee.

Debt Securities. Debt securities are valued by a pricing service approved by Heartland's Board of Directors which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less shall be valued at acquisition cost, plus or minus any amortized discount or premium. Because the Adviser believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland's Board of Directors.

Illiquid and  Thinly Traded Securities.   The lack of a liquid secondary market
for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities.
Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

Foreign Investments. In the event that (i) a foreign investment held by the Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other, and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then the Adviser may value the Fund's investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If the Adviser has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, the Adviser shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

On any business day of the Fund on which the principal exchange on which a foreign security is traded is closed (e.g., local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through NASDAQ, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day's valuation of the security shall be used.


Redemption-in-Kind

The Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. If redemptions were made in kind, the redeeming shareholders may incur a gain or loss for tax purposes and transaction costs.


ADDITIONAL INCOME TAX CONSIDERATIONS

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. The Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.

PERFORMANCE INFORMATION

General

From time to time the Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Fund refers to the annual average return for 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing the Fund's performance to performance figures published for other investment vehicles.


Total Return

Average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(?+T)/n/ = ERV


     Where:

          P =   a hypothetical initial payment of $1,000;

          T =   average annual total return;

          n =   number of years; and

        ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

In some circumstances the Fund may advertise its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

The Fund may also advertise its cumulative total return, which represents the simple change in value of an investment in the Fund over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Since the Fund first commenced the public offering of its shares on the date of this SAI, no total return or cumulative return information is quoted herein.

Yield

Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    a - b
                         Yield = 2[(----- + 1)/6/ - 1]
                                     cd

     Where:

           a =   dividends and interest earned during the period;

           b =   expenses accrued for the period (net of reimbursements);

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

           d = the maximum offering price per share on the last day of the period.

Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt.

Since the Fund first commenced the public offering of its shares on the date of this SAI, no yield or taxable equivalent yield quotations are included herein. When advertising yield, the Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

Comparisons

The Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Forbes, Fortune, Money, Business Week, Value Line, Inc., Kiplinger's, Smart Money, Financial World, Barron's and The Wall Street Journal. These rating services and magazines rank the performance of the Fund against all funds over specified periods and in specified categories. The Fund also may compare its performance to a wide variety of indices or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indices or averages and the composition of the indices or averages will differ from that of the Fund.

From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, common stocks and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and investments in smaller-capitalization companies involves investment risks in addition to those presented by investments in larger-capitalization companies, including the potential or greater price volatility and lower market liquidity. In exchange for greater volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Part C. Other Information.

Item 23.  Exhibits
          --------

          See Exhibit Index following the signature page of this registration statement, which index is incorporated herein by this reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund
          -----------------------------------------------------------

          Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B.

Item 25.  Indemnification
          ---------------

Reference is made to Article IX of the Fund's Amended and Restated By-Laws filed as Exhibit (b) to this Post-Effective Amendment to the Fund's Registration Statement with respect to the indemnification of the Fund's directors and officers, which is set forth below:

          Section 9.1.  Indemnification of Officers, Directors, Employees and
          -----------   -----------------------------------------------------
          Agents. The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:
               --------

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                    Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                         (1) such person shall provide adequate security for his undertaking;

                         (2) the Corporation shall be insured against losses arising by reason of such advance; or

                         (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2.  Insurance of Officers, Directors, Employees and Agents.
          -----------   ------------------------------------------------------
          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Reference is made to Section 14 of the Distribution Agreement with Heartland Advisors, Inc. relating to the Heartland Taxable Municipal Fund, the form of which is filed as Exhibit (e)(5) to this Post-Effective Amendment to the Fund's Registration Statement with respect to the indemnification of the Fund's directors and officers, which is set forth below:

Section 14.    Indemnification.
               ---------------

               (a) Distributor agrees to indemnify and hold harmless the Fund, HGI, HGI's present or former directors, officers, employees, representatives, and each person, if any, who controls or previously controlled the Fund within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims or expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claims or expense and reasonable legal counsel fees incurred in connection therewith) to which the Fund, HGI, or any such person may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any Fund Shares by any person which (i) may be based upon any wrongful act by Distributor or any of Distributor's directors, officers, employees, agents, or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any shareholder report, or other information covering Fund Shares filed or made public by the Fund or HGI, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Fund by the Distributor. In no case (i) is Distributor's indemnity in favor of the Fund, HGI, or any person indemnified to be deemed to protect HGI or such indemnified person against any liability to which the Fund, HGI, or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of his or her obligations and duties under this Agreement, or (ii) is Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Fund, HGI, or any person indemnified unless the Fund, HGI, or such person, as the case may be, shall have notified Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund, HGI, or upon such person (or after the Fund, HGI, or such person shall have received notice of such service on any designated agent). However, failure to notify Distributor of any such claim shall not relieve Distributor from any such liability which Distributor may have to the Fund, HGI, or any person against whom such action is brought otherwise than on account of Distributor's indemnity agreement contained in this Paragraph.

               (b) Distributor shall be entitled to participate, at its own expense, in the defense, or, if Distributor so elects, to assume the defense of any suit brought to enforce any such claim, but, if Distributor elects to assume the defense, such defense shall be conducted by legal counsel chosen by Distributor and satisfactory to HGI, to the persons indemnified who are defendants in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such legal counsel, HGI and the persons indemnified who are defendants in the suit shall bear the fees and expenses of any additional legal counsel retained by them. If Distributor does not elect to assume the defense of any such suit, Distributor will reimburse the Fund, HGI, and the persons indemnified who are defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them. In any event, Distributor shall not be responsible for any claim settled or compromised, or for any confession of judgment, without its prior written consent, which consent shall not be unreasonably withheld. Distributor agrees promptly to notify HGI of the commencement of any litigation or proceedings against it or any of its officers, employees, or representatives in connection with the issue or sale of any Fund Shares.

In addition, the Fund maintains an Investment Advisor/Mutual Fund Professional Liability insurance policy with a $10 million limit of liability under which the Fund and its affiliate, Heartland Advisors, Inc., and each of their respective directors and officers are named insureds.

The Fund undertakes that insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Heartland Advisors, Inc.

          Heartland Advisors, Inc. acts as the Investment Advisor and Distributor to each of the Heartland Funds. William J. Nasgovitz, a director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of Heartland Advisors, Inc. through continued ownership of a majority of its outstanding voting stock.

          Set forth below is a list of the officers and directors of Heartland Advisors, Inc. as of September 30, 1998, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

----------------------------------------------------------------------------------------------------------------------
                                POSITIONS AND OFFICES WITH
                                --------------------------
NAME                            HEARTLAND ADVISORS, INC.                        OTHER
----                            -----------------------                         -----
----------------------------------------------------------------------------------------------------------------------
William J. Nasgovitz            Director and President                          President and Director, Heartland
                                                                                Group, Inc.
----------------------------------------------------------------------------------------------------------------------
Patrick J. Retzer               Director and Senior Vice President              Vice President, Treasurer and
                                                                                Director, Heartland Group, Inc.
----------------------------------------------------------------------------------------------------------------------
Kevin D. Clark                  Senior Vice President, Trading                  None
----------------------------------------------------------------------------------------------------------------------
Kenneth J. Della                Senior Vice President and                       Vice President, Heartland Group,
                                Treasurer                                       Inc.
----------------------------------------------------------------------------------------------------------------------
Jilaine Hummel Bauer            Senior Vice President and General               Vice President, Heartland Group,
                                Counsel                                         Inc., since January 1997; Senior Vice
                                                                                President, Stein Roe & Farnham
                                                                                Incorporated, 1992 to 1997
----------------------------------------------------------------------------------------------------------------------
Paul T. Beste                   Senior Vice President - Investment              Vice President, Heartland Group,
                                Operations                                      Inc., since September 1998;
                                                                                Investment Operations Officer,
                                                                                Heartland Group, Inc., 1997 to
                                                                                1998; Director of
                                                                                Taxes/Compliance, Strong Capital
                                                                                Management, Inc., 1992 to 1997
----------------------------------------------------------------------------------------------------------------------
Lois J. Schmatzhagen            Secretary                                       Secretary, Heartland Group, Inc.
----------------------------------------------------------------------------------------------------------------------
Eric J. Miller                  Director and Senior Vice President              None
----------------------------------------------------------------------------------------------------------------------


Item 27.  Principal Underwriters
          ----------------------

          (a) Heartland Advisors, Inc. acts as the Distributor of the shares of each of the Heartland Funds. Heartland Advisors, Inc. does not act as the principal underwriter or distributor for any open-end mutual funds other than the Heartland Funds.

          (b)  See response to Item 26 above.

          (c)  Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          (a)  Heartland Group, Inc.
               790 North Milwaukee Street
               Milwaukee, Wisconsin 53202

          (b)  Firstar Mutual Fund Services, LLC
               P.O. Box 701
               Milwaukee, Wisconsin 53201-0701

          (c)  Firstar Bank Milwaukee, N.A.
               777 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202

Item 29.  Management Services
          -------------------

          Not applicable

Item 30.  Undertakings
          ------------

          Not applicable

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 15th day of October, 1998.

                                      HEARTLAND GROUP, INC.


                                         /s/ Patrick J. Retzer
                                      By:______________________________________
                                         Patrick J. Retzer
                                         Vice President and Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on this 15th day of October, 1998, by or on behalf of the following persons in the capacities indicated.



Signature                   Title
---------                   -----
/s/ William J. Nasgovitz*   Director and President (Chief Executive Officer)
------------------------
William J. Nasgovitz

/s/ Patrick J. Retzer       Director, Vice President and Treasurer (Chief
------------------------    Financial Officer)
Patrick J. Retzer

/s/ Paul T. Beste           Vice President and Principal Accounting Officer
------------------------    (Chief Accounting Officer)
Paul T. Beste

/s/ Hugh F. Denison*        Director
------------------------
Hugh F. Denison

/s/ A. Gary Shilling*       Director
------------------------
A. Gary Shilling

/s/ Willard H. Davidson*    Director
------------------------
Willard H. Davidson

/s/ Jon D. Hammes*          Director
------------------------
Jon D. Hammes

/s/ Linda F. Stephenson*    Director
------------------------
Linda F. Stephenson


*By: /s/ Patrick J. Retzer
     ---------------------
     Patrick J. Retzer

Pursuant to Power of Attorney
dated April 27, 1998.
                                      C-7

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                        Numbered
Number    Description                                             Page
------    -----------                                          --------
(a)(1)    Articles of Incorporation (previously filed as
          Exhibit (a)(1) to Post-Effective Amendment No. 35
          to this Registration Statement)

(a)(2)    Form of Articles Supplementary to Articles of
          Incorporation filed with Maryland Department of Assessments and Taxation to withdraw the designation of, and to discontinue, the series known as the Heartland Nebraska Tax
          Free Fund (previously filed as Exhibit 1(b) to Post-Effective Amendment No. 29 to this
          Registration Statement)

(a)(3) Form of Articles Supplementary to Articles of Incorporation filed with Maryland Department of Assessments and Taxation to withdraw the designation of, and to discontinue, the series known as the Heartland Small Cap Contrarian Fund, and to create a series known as the Heartland
          Taxable Municipal Fund

(b) Amended and Restated By-Laws (previously filed as Exhibit (b) to Post-Effective Amendment No. 35 to this Registration Statement)

(c)(1)    Articles Sixth through Eighth and Article
          Tenth of the Articles of Incorporation
          (see Exhibit (a)(1))

(c)(2)    Articles Supplementary (previously filed as
          Exhibit 1(b) to Post-Effective Amendment No.
          29 to this Registration Statement)

(c)(3)    Articles II, VI, IX and X of the Bylaws
          (see Exhibit (b))

(d)(1)    Investment Advisory Agreement for the
          Heartland Value Fund (previously filed as
          Exhibit (d)(1) to Post-Effective Amendment
          No. 35 to this Registration Statement)

(d)(2)    Investment Advisory Agreement for Heartland
          U.S. Government, Wisconsin Tax Free, Value
          Plus, Mid Cap Value and Large Cap Value Funds
          (previously filed as Exhibit 5(b) to Post-
          Effective Amendment No. 26 to this
          Registration Statement)

(d)(3)    Amended Schedule A to Investment Advisory
          Agreement adding Heartland Short Duration
          High-Yield Municipal and Heartland High-Yield
          Municipal Bond Funds (previously filed as
          Exhibit 5(c) to Post-Effective Amendment No.
          28 to this Registration Statement)

(d)(4)    Form of Investment Management Agreement
          for the Heartland Taxable Municipal Fund

(e)(1)    Distribution Agreement between Heartland
          Group, Inc. and Heartland Advisors, Inc.
          (previously filed as Exhibit 6(a)(i) to Post-
          Effective Amendment No. 26 to this
          Registration Statement)

(e)(2) Amendment No. 1 to Distribution Agreement between Heartland Group, Inc. and Heartland
          Advisors, Inc. (previously filed as Exhibit
          6(a)(ii) to Post-Effective Amendment No. 26 to this Registration Statement)

(e)(3) Form of Selected Dealer Agreement (previously filed as Exhibit (e)(3) to Post-Effective
          Amendment No. 35 to this Registration Statement)

(e)(4) Form of Selling Agreement for Banks (previously filed as Exhibit (e)(4) to Post-Effective
          Amendment No. 35 to this Registration Statement)

(e)(5)    Form of Distribution Agreement for the
          Heartland Taxable Municipal Fund

(f)       Not applicable

(g)       Custodian Agreement (previously filed as
          Exhibit (g) to Post-Effective Amendment
          No. 35 to this Registration Statement)

(h)(1)    Transfer Agent/Dividend Disbursing Agent
          Agreement (previously filed as Exhibit (h)(1) to Post-Effective Amendment No. 35 to this
          Registration Statement)

(h)(2)    Heartland Group, Inc.'s Rule 10f-3 Plan
          (previously filed as Exhibit (h)(2) to
          Post-Effective Amendment No. 35 to this
          Registration Statement)

(h)(3)    Heartland Value Fund, Inc.'s Rule 10f-3 Plan
          (previously filed as Exhibit (h)(3) to
          Post-Effective Amendment No. 35 to this
          Registration Statement)

(h)(4)    Form of Administrative Agreement for the
          Heartland Taxable Municipal Fund

(h)(5) Form of Accounting and Bookkeeping Agreement for the Heartland Taxable Municipal Fund

(i)       Not applicable

(j)       Not applicable

(k)       Not applicable

(l)       Not applicable

(m)(1) The Value Fund's Rule 12b-1 Plan (previously filed as Exhibit (m)(1) to Post-Effective
          Amendment No. 35 to this Registration
          Statement)

(m)(2)    Heartland Group Inc.'s Amended and Restated
          Rule 12b-1 Plan (previously filed as Exhibit
          15(b) to Post-Effective Amendment No. 26 to this Registration Statement)

(m)(3)    Form of Related Distribution Agreement for
          Rule 12b-1 Plan (previously filed as
          Exhibit (m)(3) to Post-Effective Amendment
          No. 35 to this Registration Statement)

(n)       Not applicable

(o)       Not applicable